                           INTERNET CABLE CORPORATION
                        1999 INCENTIVE STOCK OPTION PLAN

         At the Annual Meeting of the Stockholders of Internet Cable Corporation (the "Company") held on January 25, 2000, a vote was taken and the proposal to ratify the adoption of the Company's 1999 Stock Option Plan, as amended (the "1999 Plan"), which contains 10,000,000 shares of common stock underlying stock options available for grant thereunder, was approved. The 1999 Plan was adopted by the Board of Directors on August 10, 1999 and amended on January 12, 2000. A COPY OF THE 1999 PLAN IS ATTACHED HERETO.

                          DESCRIPTION OF THE 1999 PLAN

         THE PURPOSE OF THE 1999 PLAN. The purpose of the 1999 Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

         ADMINISTRATION OF THE PLAN. The 1999 Plan shall be administered by the Board of Directors of the Company or by a committee to which administration of the 1999 Plan, or of part of the 1999 Plan, is delegated by the Board of Directors (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the 1999 Plan.

         Subject to the other provisions of the 1999 Plan, the Administrator shall have the authority, in its discretion: (i) to grant options; (ii) to determine the fair market value of the common stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the 1999 Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the 1999 Plan;
(vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify

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or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the 1999 Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company, as it deems proper.

         SHARES OF STOCK SUBJECT TO THE 1999 PLAN. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted pursuant to the 1999 Plan shall not exceed 10,000,000 shares of common stock, $.001 par value per share. The shares covered by the portion of any grant under the 1999 Plan which expires unexercised shall become available again for grants under the 1999 Plan.

           The number of shares of common stock subject to options granted pursuant to the 1999 Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the 1999 Plan and each option outstanding under the 1999 Plan, and (ii) the exercise price of each outstanding option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

         In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least thirty days prior to such proposed action. To the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

         PARTICIPATION. Every person who at the date of grant of an option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under the 1999 Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under the 1999 Plan. The term "Affiliate" as used in the 1999 Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

         OPTION PRICE. The exercise price of a NQO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Shareholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Percent Shareholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

         TERM OF THE OPTIONS. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Shareholder shall expire not more than five years after the date of grant. The 1999 Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

         RESTRICTIONS ON GRANT AND EXERCISE. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no option granted under the 1999 Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an option shall be exercisable only by the optionee.

         TERMINATION OF THE 1999 PLAN. The 1999 Plan shall become effective upon adoption by the Board or Directors; provided, however, that no option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board of Directors. If such shareholder approval is not obtained within such time, options granted pursuant to the 1999 Plan shall be of the same force and effect as if such approval was obtained except that all ISOs granted pursuant to the 1999 Plan shall be treated as NQOs. Options may be granted and exercised under the 1999 Plan only after there has been compliance with all applicable federal and state securities laws. The 1999 Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

         TERMINATION OF EMPLOYMENT. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). "Employment" includes service as a director or as a consultant. For purposes of the 1999 Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         AMENDMENTS TO THE PLAN. The Board of Directors may at any time amend, alter, suspend or discontinue the 1999 Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform the 1999 Plan and ISOs granted under the 1999 Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (i) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (ii) the Board of Directors otherwise concludes that shareholder approval is advisable.

             TAX TREATMENT OF THE OPTIONS. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the common stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

                             1999 STOCK OPTION PLAN
                                       OF
                           INTERNET CABLE CORPORATION

1.   PURPOSES OF THE PLAN

         The purposes of the 1999 Stock Option Plan (the "Plan") of Internet Cable Corporation, a Nevada corporation (the "Company"), are to:

         (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

         (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

         (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

         Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), or "non-qualified options" ("NQOs").

2.   ELIGIBLE PERSONS

         Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

3.   STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

         Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed Ten Million (10,000,000) shares of Common Stock, $.001 par value per share. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the "Administrator"). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Code, the Committee shall, in the Board's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

         (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company, as it deems proper.

         (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS; OPTION AGREEMENT

         (a) No Options shall be granted under this Plan after 10 years from the date of adoption of this Plan by the Board.

         (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted.

         (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

         (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6.   TERMS AND CONDITIONS OF OPTIONS

         Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

         6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

         6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

         6.1.2 Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefore, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the Options prior to consummation of such event, even if such Options were not otherwise exercisable.

         6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule as may be set by the Administrator (each such date on such schedule, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

         6.1.4 Option Grant Date. The date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

         6.1.5 Nontransferability of Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee, an Option shall be exercisable only by the optionee.

         6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

         (a) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of shares of Common Stock already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; and

         (b) Subject to the discretion of the Administrator, through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.10) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock.

         6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee's (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company.

         6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

         6.1.10 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

         (a) Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

         (b) In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the

Company's industry, the Company's position in the industry, the Company's management, and the values of stock of other corporations in the same or a similar line of business.

         6.1.11 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

         6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

         6.2.1 Exercise Price.

         (a) Except as set forth in Section 6.2.1(b), the exercise price of a NQO shall be not less than 85% of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

         (b) To the extent required by applicable laws, rules and regulations, the exercise price of a NQO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

         6.3.1 Exercise Price.

         (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         (b) The exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

         6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other informationn regarding the Option as the Company may reasonably require.

         6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

         6.3.4 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.   MANNER OF EXERCISE

         (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and
6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

         (b) Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

8.   EMPLOYMENT OR CONSULTING RELATIONSHIP

         Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

9.       CONDITIONS UPON ISSUANCE OF SHARES

         Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

10.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements, as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11.      AMENDMENTS TO PLAN

         The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that shareholder approval is advisable.

12.      EFFECTIVE DATE OF PLAN; TERMINATION

         This Plan shall become effective upon adoption by the Board; provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within twelve months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQOs. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. This Plan shall terminate within ten years from the date of its adoption by the Board.

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.


                           INTERNET CABLE CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made as of ______ day of ____ by and between Internet Cable Corporation, a Nevada corporation (the "Company"), and ________________ ("Optionee").

                                  R E C I T A L

         Pursuant to the 1999 Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of an incentive stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ______ shares of Common Stock of the Company ("Shares") at the price of $_______ per share.

         2. Term. This Option shall expire on the day before the _______ anniversary (fifth anniversary if Optionee owns more than 10% of the voting stock of the Company or an Affiliate of the Company on the date of this Agreement) of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Plan.

         3. Shares Subject to Exercise. Shares subject to exercise shall be 25% of such Shares on and after the first anniversary of the date hereof, 50% of such Shares on and after the second anniversary of the date hereof, 75% of such Shares on and after the third anniversary of the date hereof and 100% of such Shares on and after the fourth anniversary of the date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of the Company, or its Affiliate, subject, however, to the provisions of Paragraph 6 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

         (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

         (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. In the event that this Option shall lose its qualification as an incentive stock option, as a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

         6. Termination of Employment. If for any reason other than death or permanent and total disability, Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date; provided, however, that if such exercise of this Option would result in liability for Optionee under Section 16(b) of the Securities Exchange Act of 1934, then such three-month period automatically shall be extended until the tenth day following the last date upon which Optionee has any liability under Section 16(b), but in no event after the Expiration Date. If Optionee dies or becomes permanently and totally disabled (as defined in the Plan) while employed by the

Company or an Affiliate or within the period that this Option remains exercisable after Termination, this Option (to the extent then exercisable) may be exercised, in whole or in part, by Optionee, by Optionee's personal representative or by the person to whom this Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of Optionee, but in no event after the Expiration Date. In the event this Option is treated as a nonqualified stock option, then and to that extent, "employment" would include service as a director or as a consultant. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         7. Nontransferability. This Option may not be assigned or transferred except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 6.1 and
6.3 of the Plan.

         11. Restrictions on Sale of Shares. Optionee represents and agrees that, upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon each exercise thereof he shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state or federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. It is intended that this Option shall qualify as an incentive stock option as defined by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement shall be construed in a manner which will enable this Option to be so qualified. Optionee hereby acknowledges receipt of a copy of the Plan.

         13. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Treasurer (as the case may be).

         14. Sale or Other Disposition. Optionee understands that, under current law, beneficial tax treatment resulting from the exercise of this Option will be available only if certain requirements of the Code are satisfied, including without limitation, the requirement that no disposition of Shares acquired pursuant to exercise of this Option be made within two years from the grant date or within one year after the transfer of Shares to him or her. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form of transfer) of any such Shares, he or she will first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition. In addition to the foregoing, Optionee hereby agrees that before Optionee disposes (whether by sale, exchange, gift, or otherwise) of any Shares acquired by exercise of this Option within two years of the grant date or within one year after the transfer of such Shares to Optionee upon exercise of this Option, Optionee shall promptly notify the Company in writing of the date and terms of the proposed disposition and shall provide such other information regarding the Option as the Company may reasonably require immediately before such disposition. Said written notice shall state the date of such proposed disposition, and the type and amount of the consideration to be received for such Shares by Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to require Optionee to immediately pay the Company the amount of taxes (if any) which the Company is required to withhold under federal and/or state law as a result of the granting or exercise of the Option and the disposition of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                           INTERNET CABLE CORPORATION


                                    By : ________________________________
                                    Name:________________________________
                                    Title:_______________________________

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.


                           INTERNET CABLE CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT


         THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made as of _____________ ____ by and between Internet Cable Corporation, a Nevada corporation (the "Company"), and _______________ ("Optionee").

                                  R E C I T A L

         Pursuant to the 1999 Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.


                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, _____ shares of Common Stock of the Company ("Shares") at the price of $ _____ per share.

         2. Term. This Option shall expire on the day before the _____ anniversary of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Plan.

         3. Shares Subject to Exercise. Shares subject to exercise shall be 25% of such Shares on and after the first anniversary of the date hereof, 50% of such Shares on and after the second anniversary of the date hereof, 75% of such Shares on and after the third anniversary of the date hereof and 100% of such Shares on and after the fourth anniversary of the date hereof. All Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been in the employ of or providing services to the Company, or its Affiliate, subject, however, to the provisions of Paragraph 6 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

         (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

         (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

         Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

         6. Exercise on Termination of Employment. If for any reason other than death or permanent and total disability, Optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date; provided, however, that if such exercise of this Option would result in liability for Optionee under Section 16(b) of the Securities Exchange Act of 1934, then such three-month period automatically shall be extended until the tenth day following the last date upon which

Optionee has any liability under Section 16(b), but in no event after the Expiration Date. If Optionee dies or becomes permanently and totally disabled (as defined in the Plan) while employed by the Company or an Affiliate or within the period that this Option remains exercisable after Termination, this Option (to the extent then exercisable) may be exercised, in whole or in part, by Optionee, by Optionee's personal representative or by the person to whom this Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of Optionee, but in no event after the Expiration Date. For purposes of this Paragraph 6, "employment" includes service as a director or as a consultant. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

         7. Nontransferability. Except with the express written approval of the Administrator, this Option may not be assigned or transferred except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Stock of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Modification and Termination. The rights of Optionee are subject to modification and termination in certain events as provided in Sections 6.1 and
6.2 of the Plan.

         11. Restrictions on Sale of Shares. Optionee represents and agrees that upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Plan Governs. This Agreement and the Option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. Optionee hereby acknowledges receipt of a copy of the Plan.

         13. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Treasurer (as the case may be).

         14. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any Shares acquired by exercise of this Option, he or she shall first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                           INTERNET CABLE CORPORATION


                                           By :__________________________
                                           Name:_________________________
                                           Title:________________________